UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 18, 2016

Wells Fargo Commercial Mortgage Trust 2016-C35

(Exact name of Issuing Entity)

Wells Fargo Commercial Mortgage Securities, Inc.

(Exact Name of Registrant as Specified in its Charter)

Rialto Mortgage Finance, LLC

Barclays Bank PLC

Wells Fargo Bank, National Association

UBS Real Estate Securities Inc.

C-III Commercial Mortgage LLC

National Cooperative Bank, N.A.

Basis Real Estate Capital II, LLC

(Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-206677-06	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina                                                                      28288-1066

(Address of Principal Executive Offices)                                                                                           (ZIP Code)

Registrant’s telephone number, including area code  (704) 374-6161

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1.    Registrant’s Business and Operations.

Item 1.01.    Entry into a Material Definitive Agreement.

On or about July 28, 2016, a series of mortgage pass-through certificates, entitled Wells Fargo Commercial Mortgage Trust 2016-C35, Commercial Mortgage Pass-Through Certificates, Series 2016-C35 (the “Certificates”), was issued by Wells Fargo Commercial Mortgage Trust 2016-C35 (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, dated as of July 1, 2016 (the “Pooling and Servicing Agreement”), between Wells Fargo Commercial Mortgage Securities, Inc. (the “Registrant”), as depositor, Wells Fargo Bank, National Association, as general master servicer, CWCapital Asset Management LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Mortgage Loan identified as “Pinnacle II” on Exhibit B to the Pooling and Servicing Agreement (the “Pinnacle II Mortgage Loan”), which is an asset of the Issuing Entity, is part of a pari passu whole loan (the “Pinnacle II Whole Loan”) that includes the Pinnacle II Mortgage Loan and two other pari passu loans, which are not assets of the Issuing Entity (each, a “Pinnacle II Pari Passu Companion Loan”). The Pooling and Servicing Agreement provides that the Pinnacle II Whole Loan is to be serviced and administered (i) until the securitization of the Pinnacle II Pari Passu Companion Loan designated as Note A-1 (the “Pinnacle II Note A-1 Pari Passu Companion Loan”), under the Pooling and Servicing Agreement, and (ii) from and after the securitization of the Pinnacle II Note A-1 Pari Passu Companion Loan, under the pooling and servicing agreement entered into in connection with that securitization.

On August 18, 2016, the Pinnacle II Note A-1 Pari Passu Companion Loan was securitized pursuant to the Wells Fargo Commercial Mortgage Trust 2016-BNK1 securitization transaction. As of such date, the Pinnacle II Whole Loan, including the Pinnacle II Mortgage Loan, is being serviced and administered under the Pooling and Servicing Agreement, dated as of August 1, 2016 (the “WFCM 2016-BNK1 Pooling and Servicing Agreement”), between the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer. The WFCM 2016-BNK1 Pooling and Servicing Agreement is attached hereto as Exhibit 99.1.

The terms and conditions of the WFCM 2016-BNK1 Pooling and Servicing Agreement applicable to the servicing of the Pinnacle II Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “Pooling and Servicing Agreement” in the Prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on July 28, 2016, however the servicing arrangements under such agreements will differ in certain respects. In particular:

•	The primary servicing fee payable to the related Non-Serviced Master Servicer (Wells Fargo Bank, National Association) under the WFCM 2016-BNK1 Pooling and Servicing Agreement will be 0.00250% per annum (which will be paid in connection with such Non-Serviced Master Servicer’s primary servicing obligations for the Pinnacle II Mortgage Loan).
•	Subject to the next bullet point, the special servicing fees, work-out fees and liquidation fees payable to the Non-Serviced Special Servicer under the WFCM 2016-BNK1 Pooling and Servicing Agreement with respect to the Pinnacle II Whole Loan will be calculated in a manner similar, but not necessarily identical, to the corresponding fees under the Pooling and Servicing Agreement.
•	The WFCM 2016-BNK1 Pooling and Servicing Agreement is structured to comply with the credit risk retention regulations and, as a result, (i) the WFCM 2016-BNK1 Pooling and Servicing Agreement provides certain non-binding consultation rights in respect of the Pinnacle II Whole Loan (if it is specially serviced) to a representative of the holders of the credit risk retention interest and (ii) the special servicing fee is subject to a monthly minimum fee of $5,000 during any period in which the sponsor retaining securities for purposes of the credit risk retention regulations is entitled to consult with the special servicer.
•	Any party to the WFCM 2016-BNK1 Pooling and Servicing Agreement that makes a property protection advance with respect to the Pinnacle II Mortgage Loan will be entitled to reimbursement for that advance, with interest at the prime rate, in a manner similar to the reimbursement of Servicing Advances under the Pooling and Servicing Agreement. The extent to which modification fees or other fee items with respect to the Pinnacle II Whole Loan may be applied to offset interest on advances, servicer expenses and servicing compensation will, in certain circumstances, be less than is the case under the Pooling and Servicing Agreement.
•	Items with respect to the Pinnacle II Whole Loan that are the equivalent of assumption application fees, defeasance fees, assumption, waiver, consent and earnout fees, late payment charges, default interest and/or modification fees and that constitute additional servicing compensation under the WFCM 2016-BNK1 Pooling and Servicing Agreement will not be payable to the master servicer or special servicer under the Pooling and Servicing Agreement and will be allocated between the related Non-Serviced Master Servicer and the related Non-Serviced Special Servicer under the WFCM 2016-BNK1 Pooling and Servicing Agreement, and in some cases in proportions that are different than the allocation of similar fees under the Pooling and Servicing Agreement between the master servicer and special servicer for this transaction.
•	The master servicer, special servicer, trustee, certificate administrator and operating advisor under the WFCM 2016-BNK1 Pooling and Servicing Agreement (and their related directors, officers and other agents) will be entitled to reimbursement and/or indemnification for losses, liabilities, costs and expenses associated with the servicing of the Pinnacle II Whole Loan pursuant to the WFCM 2016-BNK1 Pooling and Servicing Agreement to the same extent that parties to the Pooling and Servicing Agreement performing similar functions (and their related directors, officers and other agents) are entitled to reimbursement and/or indemnification for losses, liabilities, costs and expenses associated with their obligations under the Pooling and Servicing Agreement. The Trust, as holder of the Pinnacle II Mortgage Loan, will be responsible for its pro rata share of any such indemnification amounts (including out of general collections on the WFCM 2016-C35 mortgage pool, if necessary).
•	The related Non-Serviced Special Servicer will be required to take actions with respect to the Pinnacle II Mortgage Loan if such mortgage loan becomes the equivalent of a Defaulted Loan, which actions will be similar to the actions described under “—Realization Upon Mortgage Loans” and “—Sale of Defaulted Loans and REO Properties.”
•	The WFCM 2016-BNK1 directing certificateholder will have rights substantially similar to the Directing Certificateholder hereunder with respect to the servicing and administration of the Pinnacle II Whole Loan, including consenting to Major Decisions proposed by the related Non-Serviced Special Servicer with respect to the Pinnacle II Whole Loan and reviewing and consenting to asset status reports prepared by such Non-Serviced Special Servicer in respect of the Pinnacle II Whole Loan. “Major Decisions” for the Pinnacle II Whole Loan under the WFCM 2016-BNK1 Pooling and Servicing Agreement will differ in certain respects from those actions that constitute Major Decisions under the Pooling and Servicing Agreement, and therefore the specific types of servicer actions with respect to which the applicable directing certificateholder will be permitted to consent will correspondingly differ.
•	The related Non-Serviced Special Servicer under the WFCM 2016-BNK1 Pooling and Servicing Agreement, rather than the related Non-Serviced Master Servicer thereunder, will be required to calculate whether a collateral deficiency amount exists with respect to AB modified loans under the WFCM-BNK1 Pooling and Servicing Agreement, and in addition to taking into account the same information required to be taken into account under the Pooling and Servicing Agreement, the related Non-Serviced Special Servicer will take into account any pari passu notes included in the related AB modified loan.
•	The operating advisor under the WFCM 2016-BNK1 Pooling and Servicing Agreement will be charged with reviewing appraisal reduction amounts but not collateral deficiency amounts.
•	Servicing transfer events under the WFCM 2016-BNK1 Pooling and Servicing Agreement that would cause the Pinnacle II Whole Loan to become specially serviced will be similar to, but not identical to, the corresponding provisions under the Pooling and Servicing Agreement.
•	The provisions of the WFCM 2016-BNK1 Pooling and Servicing Agreement will also vary from the Pooling and Servicing Agreement with respect to timing, control or consultation triggers or thresholds, terminology, allocation of ministerial duties between multiple servicers or other service providers or certificateholder or investor voting or consent thresholds, master servicer and special servicer termination events, rating requirements for accounts and permitted investments, eligibility requirements applicable to servicers and other service providers, and the circumstances under which approvals, consents, consultation, notices or rating agency confirmations may be required.

Section 9.	Financial Statements and Exhibits.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

99.1	Pooling and Servicing Agreement, dated as of August 1, 2016, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.

By:	/s/ Anthony Sfarra
Name: Anthony Sfarra
Title: President

Dated: September 7, 2016

Exhibit Index

Exhibit No.	Description

99.1	Pooling and Servicing Agreement, dated as of August 1, 2016, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.